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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1998 included in Aronex Pharmaceuticals, Inc.'s Registration Statement on Form S-1 (File No. 333-67599) and to all references to our Firm included in or made part of this registration statement.

ARTHUR ANDERSEN LLP

/s/ ARTHUR ANDERSEN LLP

Houston, Texas
February 16, 1999